                                                                    Exhibit 21.1
                                  LIST OF SUBSIDIARIES


             Entity                       Ownership/Partners          State of Formation
----------------------------  ----------------------------------  ----------------------
Ambassador Apartments, L.P.        Ambassador Apartments, Inc.        Delaware
                                   The Prime Group, Inc.
                                   Richard F. Cavenaugh
                                   LG Trust
                                   David M. Glickman
                                   Adam D. Peterson
                                   Robert Rudnik
                                   Warren John
                                   Edward John
                                   Ray Grinvalds
                                   Michael Reschke
                                   Prime Group IV. L.P.

Ambassador Apartments Texas, Inc.  Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador I, Inc.                 Ambassador Apartments , Inc.       Delaware
                                   (100% Common Stock)

Ambassador II, Inc.                Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador Texas Partners, L.P.    Ambassador Apartments Texas, Inc.  Delaware
                                   Ambassador Apartments , L.P.

Ambassador IV, Inc.                Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador V, Inc.                 Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador VI, Inc.                Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador VII, Inc.               Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

A.J. One, Inc.                     Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador VIII, Inc.              Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

                                  LIST OF SUBSIDIARIES


             Entity                       Ownership/Partners          State of Formation
------------------------------  -----------------------------------  -------------------
Ambassador IX, Inc.                Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador X, Inc.                 Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador XI, Inc.                Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

A.J. Two, Inc.                     Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador Florida Partners, Inc.  Ambassador Apartments, Inc.        Delaware
                                   (100% Common Stock)

Ambassador I, L.P.                 Ambassador I, Inc.                 Illinois

Ambassador II, L.P.                Ambassador II, Inc.                Texas
                                   Ambassador Apartments, L.P.

AJ One, L.P.                       AJ One, Inc.                       Delaware
                                   Ambassador Apartments , L.P.

AJ Two, L.P.                       AJ Two, Inc.                       Delaware
                                   Ambassador Apartments , L.P.

Jupiter I, L.P.                    Yugenkeisha Sekiyu                 Delaware
                                   AJ One Limited Partnership

Jupiter II, L.P.                   Makito Maki                        Delaware
                                   AJ Two Limited Partnership

Williamsburg Limited Partnership   Ambassador IX, L.P.
                                   Williamsburg Group L.L.C.          Illinois
                                   Richard Curto

Brook Run Associates, L.P.         Ambassador Apartments , L.P.       Illinois
                                   Kemper Realty Corp.

Ambassador III, L.P.               Ambassador Texas, Inc.             Delaware
                                   Ambassador Texas Partners, L.P.

Ambassador IV, L.P.                Ambassador IV, Inc.                Delaware
                                   Ambassador Apartments , L.P.

Ambassador V, L.P.                 Ambassador V, Inc.                 Delaware
                                   Ambassador Apartments , L.P.

                                  LIST OF SUBSIDIARIES

             Entity                       Ownership/Partners          State of Formation
--------------------------------  ---------------------------------  -------------------

Ambassador VI, L.P.                Ambassador VI , Inc.               Delaware
                                   Ambassador Apartments , L.P.

Ambassador VII, L.P.               Jupiter II, L.P.                   Delaware
                                   Ambassador VII, Inc.

Ambassador CRM Florida             Ambassador Florida Partners
Partners Limited Partnership       Limited Partnership                Delaware
                                   Ambassador Apartments, L.P.

G.P. Municipal Holdings, LLC       Ambassador Apartments, L.P.        Delaware
                                   Triton Financial Group, Inc.

Ambassador Florida Partners        Ambassador Florida Partners,       Delaware
Limited Partnership                Inc. Ambassador Apartments, L.P.

TEB Municipal Trust I              G.P. Municipal Holdings, LLC
                                   Bank One Akron, N.A.

TEB Municipal Trust II             G.P. Municipal Holdings, LLC

Ambassador VIII, L.P.              Ambassador VIII, Inc.              Delaware
                                   Ambassador Apartments, L.P.

Ambassador IX, L.P.                Ambassador IX, Inc.                Delaware
                                   Ambassador Apartments, L.P.

Ambassador X, L.P.                 Ambassador X, Inc.                 Delaware
                                   Ambassador Apartments, L.P.

Ambassador XI, L.P.                Ambassador XI, Inc.                Delaware
                                   Ambassador Apartments, L.P.



                                      3